                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-109196 of BioVeris Corporation on Form S-4 of our report dated May 14, 2003, included in the Annual Report on Form 10-K of IGEN International, Inc. for the year ended March 31, 2003.


/s/ Deloitte & Touche LLP

McLean, Virginia
December 10, 2003